Fees Summary	Apr. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 124,788,222.5
Previously Paid Amount	0
Total Fee Amount	17,233.26
Total Offset Amount	0
Net Fee	$ 17,233.26